EXHIBIT 10.1


                                    AGREEMENT
                                    ---------

     AGREEMENT made as of the 8th day of January, 2010, by and between DAVID H. LIEBERMAN, an adult individual (hereinafter referred to as the "Executive" ), and HERLEY INDUSTRIES, INC., a Delaware corporation, with its principal office at 3061 Industry Drive, Lancaster, Pennsylvania 17603 (hereinafter referred to as "Company").

                                   BACKGROUND

     The Executive is a senior partner in the law firm of Beckman, Lieberman and Barandes, LLP (the "Beckman Firm"), one of several law firms that has provided legal services to the Company. The Executive was a former director of the Company and served as Secretary of the Company from 1994 to 2001. As an attorney, officer and director, the Executive has provided valuable services to the Company for over 35 years.

     On July 22, 2009, the Executive was appointed to the Company's Board of Directors and elected as an executive officer of the Company, serving in the capacity as Chairman of the Board. In connection with his election as Chairman, the Executive was awarded 100,000 shares of restricted common stock which vest in 2014, subject to accelerated vesting under certain circumstances (the "Restricted Stock") pursuant to the Restricted Stock Agreement attached hereto as Exhibit A and annual compensation of $250,000 (the "Chairmanship Compensation").

     During the Executive's Chairmanship, the Executive was able to achieve, either alone or along with others, results which exceeded the Company's expectations, with respect to both the benefits to the Company and the time period during which these benefits were able to be realized. Specifically, the Executive successfully led a transition following the resignation by the Company's previous Chairman and Chief Executive Officer and has contributed to the achievement of various financial and strategic goals. Among the areas in which the Company made significant progress during the Executive's Chairmanship include the substantially improved financial performance of the Company, the transition to the Company's new Chief Executive Officer, resolution of various legal matters (resulting in significant recoveries to the Company and savings in ongoing legal fees), improved stockholder, supplier and customer relations and an increased Company market value. These achievements resulted in measurable immediate substantial financial benefits to the Company and achievements, the benefits from which, while not currently quantifiable, are likely to benefit the Company in the future.

     Having fulfilled these initiatives, the Company and the Executive have determined that it would be in the best-interests for the Company to transition to a new Chairman of the Board and for the Executive to transition back as counsel to the Company as well as being able to engage in other business opportunities. Following the Executive's resignation as Chairman and a director, the Company will continue to have the benefit of the Executive's expertise through his services as outside counsel to the Company through the Beckman Firm by way of a separate arrangement with the Beckman Firm. As a result of his resignation, the Restricted Stock will not vest and the Executive will forego the potential value of the Restricted Stock. In light of this fact and, more importantly, the value of the Executive's achievements on behalf of, and his contributions to, the Company recited above, the Company has determined to provide the Executive with a performance payment in the amount of $900,000 (the "Performance Payment"). The Performance Payment was unanimously recommended by the Compensation Committee of the Company's Board of Directors and unanimously approved by the independent members of the Board. In making its determination, the Compensation Committee retained independent legal counsel and independent compensation consultants to assist the Committee. The Committee, in its deliberations, considered, among other factors, the facts that the Executive would receive no benefit from the Restricted Stock and that the amount of the Performance Payment represented a relatively small percentage of the measurable financial benefits to the Company which resulted from the Executive's efforts. Further, the Committee took the view that the Chairmanship Compensation was inadequate to compensate the Executive for his efforts and achievements.

     Based on the foregoing and the representations and obligations set forth herein, the Company and the Executive have agreed that the Executive will resign as Chairman of the Board and as a director.

     In consideration of the benefits outlined in this Agreement, which the Executive acknowledges constitute good and sufficient consideration for this Agreement, the Executive has agreed to the covenants contained herein, and a release of any and all claims he may have against the Company arising from his employment or separation from employment with the Company, including claims under the Age Discrimination in Employment Act of 1967, as amended.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the mutual promises contained herein, and intending to be legally bound, the parties agree as follows:

     1. Recitals. The recitals set forth as background above are incorporated into this Agreement as if they were set forth in full in the body of this Agreement.

     2. Resignation from Current Employment. Effective January 8, 2010 (the "Separation Date"), Executive shall voluntarily resign from his current employment as Chairman of the Board of the Company. The Executive shall also resign his position as a director of the Company and each of its subsidiaries effective January 8, 2010.

     3. Separation Arrangements. The Company and Executive have agreed to the following.

          (a) Performance Payment. The Company shall pay the Performance Payment in a lump sum within three business days from the date of this Agreement in accordance with Exhibit B attached hereto.

          (b) Restricted Stock. The Executive hereby relinquishes all rights to the Restricted Stock and acknowledges that the Restricted Stock shall be cancelled as of the date of this Agreement.

          (c)  Chairmanship  Compensation.   The  Executive  shall  receive  his
     Chairmanship Compensation through the Separation Date.

          (d) Public Communications. The Company shall make such public disclosures of the terms of this Agreement as it and its counsel determines are required by applicable law; such disclosures will be substantially in the form attached hereto as Exhibit C.

          (e) No Other Benefits. The Executive shall have no right to receive any other payment or benefit arising from his employment relationship with the Company except (i) as specifically set forth in this Agreement, (ii) for any and all vested and exercisable stock options (which shall be exercisable in accordance with their terms), and (iii) for any vested retirement benefits provided under Company's 401(k) plan, up to the date of this Agreement. The payments set forth in this Agreement include any and all outstanding and accrued compensation, wages, and benefits that may be due and owing to Executives and that Company has no further obligation to provide Executive, in his capacity as Chairman or a director, with any compensation of any sort, or any non-monetary or monetary benefits in addition to that which is set forth in this Section 3.

          (f) Health Insurance Benefits. Consistent with the provisions of the Consolidated Omnibus Budget Reconciliation Act of 1986 ("COBRA") regarding the continuation of employee health benefits, Executive may elect to continue coverage under Company's health and dental plans for Executive and Executive's dependents currently enrolled in the plans for the time period proscribed by law commencing on the Separation Date.

          (g) Reimbursement. The Company shall pay the Executive, promptly after its receipt of the documentation or other evidence (if any) necessary under the Company's standard reimbursement policies, all amounts to which the Executive is entitled as reimbursement of expenses through the Separation Date under the Company's reimbursement policies as in effect on the date the expenses were incurred.

          (h) Indemnification. With respect to acts or omissions of the Executive while he was a director and officer of the Company, the Executive will continue to be entitled to (A) the right to indemnification and advancement of expenses, to the fullest extent provided by the Company's By-Laws or otherwise, from the Company, unless prohibited by applicable law, and (B) coverage under the Company's directors' and officers' liability insurance policies maintained by or on behalf of the Company's directors and officers. For the absence of doubt, the Executive also shall be entitled to the benefits described in this Section 3(h) with respect to any liability incurred by the Executive in connection with current litigation whereby plaintiffs have named the Company and various others as defendants. Notwithstanding anything to the contrary contained herein, the terms and conditions of a certain Indemnification Agreement between the Company and Executive dated May 21, 2003 (the "Indemnification Agreement") shall continue and remain in full force and effect after the Separation Date and nothing herein shall be deemed to limit its terms.

          (i) No Impact on Payments to Beckman Firm. The terms of this Agreement shall have no impact on payments by the Company to the Beckman Firm for legal services by the Beckman Firm provided to the Company or the ongoing relationship by the Company with the Beckman firm.

     4. Post-Separation Confidentiality and Cooperation. The Executive agrees that he shall not disclose confidential information of the Company and shall cooperate with the Company as follows:

          (a) The Executive shall not at any time disclose to any person or entity any trade secrets or Confidential Information learned or obtained by him while employed by the Company, without written permission of the Company or as required by legal process, subpoena, or Court order. As used herein, the term "Confidential Information" means information disclosed to the Executive or known by him as a consequence of or through his employment with the Company and not generally known in the industry in which the Company is engaged, or which is not in the public domain, and which in any way relates to the Company's strategic plans, processes, services, techniques or know how, including, but not limited to, customer lists and information relating to research, development, purchasing, financing, strategic planning, personnel information, accounting, marketing, leasing and selling.

          (b) The Executive shall cooperate with the Company in providing information and being available for consultations in connection with situations arising from or related to his employment with the Company including, but not limited to, cooperation with the Company, its accountants, and attorneys in connection with legal or financial matters arising from the Executive's employment by making himself reasonably available for consultation and participation in the Company matters. In the event that the Executive shall become involved in legal matters associated with his employment with the Company, the Executive agrees to cooperate in such matters by providing information, consultation, and testimony should the need for such arise. The Company agrees that in the event Executive is required to perform any of the foregoing acts, that he will be reasonably compensated for his services.

     5. Non-admission of Liability. Nothing in this Agreement shall be construed as an admission of liability by the Executive or the Company; rather, the Executive and the Company Released Parties are resolving any and all potential disputes arising from the Executive's employment with the Company and cessation of that employment.

     6. General and Specific Releases.

          (a) Executive's Release of Claims. In consideration of the benefits hereunder and the Company's other obligations hereunder, the Executive (on his own behalf and, to the extent enforceable, on behalf of the other Executive Released Parties (as such term is defined below)) hereby forever releases and discharges the Company, its parent and subsidiary corporations, their respective affiliates, and their respective past and present officers, directors, shareholders, partners, members, managers, agents, employees and attorneys and each of their respective successors and assigns (collectively, "Company Released Parties"), from any and all claims, complaints, liens, demands, causes of action, obligations, damages and liabilities, known or unknown, suspected or unsuspected, that the Executive had, now has, or may hereafter claim to have against the Company Released Parties, arising out of or relating in any way to the Executive's hiring by, employment with, or separation from, the Company or otherwise relating to any of the Company Released Parties up to and including the date the Executive signs this Agreement, except for any claims that may arise under this Agreement. Except to the extent that such waiver is precluded by law, the Executive further promises and agrees that he will not file, initiate, or cause to be filed or initiated, any claim, suit, complaint, grievance, action, or cause of action based upon, arising out of, or relating to any claim, demand, or cause of action released herein, nor shall he participate, assist or cooperate in any claim, charge, suit, grievance, complaint, action or proceeding regarding any of the Company Released Parties, whether before a court or administrative agency or otherwise, unless required to do so by law.

          (b) Specific Releases. The releases set forth in Section 6(a) above specifically extend to, without limitation, claims or causes of action for wrongful termination, impairment of ability to compete in the open labor market, breach of an express or implied contract, breach of the covenant of good faith and fair dealing, breach of fiduciary duty, fraud, misrepresentation, defamation, slander, infliction of emotional distress, discrimination, harassment, disability, loss of future earnings, and claims under any state constitution, the United States Constitution, and applicable state and federal fair employment laws, applicable state and federal equal employment opportunity laws, and applicable state and federal labor statutes and regulations, including but not limited to, Title VII of the Civil Rights Act of 1964, as amended, the Pennsylvania Human Relations Act, the Family Medical Leave Act, the National Labor Relations Act, the Labor-Management Relations Act, the Worker Retraining and Notification Act of 1988, the Americans With Disabilities Act of 1990, the Rehabilitation Act of 1973, the Employee Retirement Income Security Act of 1974 (except as to claims for vested benefits), and the Age Discrimination in Employment Act of 1967, all as amended from time to time, all other employment tort or common law claims, and all other laws, statutes or regulations now or hereafter recognized, and all claims for counsel fees and costs. Executive specifically acknowledges that he is releasing all claims for attorneys' fees and costs.

          (c) Executive's Release of Unknown Claims. The Executive acknowledges and agrees that, as a condition of this Agreement, the Executive expressly waives all rights and claims against the Company Released Parties covered by Sections 6(a) and (b) above that he knows about or suspects as well as those he may not know about or suspect, including those afforded by applicable law, up to and including the date he signs this Agreement. For the purpose of implementing a full and complete release and discharge of the Company Released Parties with respect to the claims covered by Sections 6(a) and (b) above, the Executive expressly acknowledges that the release above in this Agreement is intended to include and does include in its effect, without limitation, all claims which he does not know or suspect to exist in his favor against the Company Released Parties, and that this Agreement expressly contemplates the extinguishments of all such claims, including, but not limited to, any and all claims under any applicable federal, state or local law.

          (d) Exceptions to Releases. Notwithstanding any other provision of this Agreement, the releases in Section 6(a) specifically do not extend to any obligation of the Company or any of its affiliates under this Agreement or any other agreement with or plan of the Company or any of its affiliates that, by its terms, continues to afford the Executive rights or benefits after the Separation Date.

          (e) Review and Revocation Period. For and in consideration of the Company's promise to cause the payment and benefits to be made as set forth in Section 3, above, Executive WAIVES ALL RIGHT AND CLAIMS he has ever had, or now has, under THE AGE DISCRIMINATION IN EMPLOYMENT ACT OF 1967, AS AMENDED (ADEA). The Executive acknowledges that the Company has advised the Executive that pursuant to the Age Discrimination in Employment Act of 1967, as amended, to consult with an attorney of the Executive's choosing prior to signing this Agreement and that the Executive has twenty-one (21) days during which to consider the provisions of this Agreement, although the Executive may sign and return it sooner. If the Executive executes and returns this Agreement prior to the expiration of such twenty-one (21) day period, the Executive acknowledges that he has had sufficient time to consider the terms of this Agreement with counsel and that he expressly, voluntarily and knowingly waives the remainder of such twenty-one (21) day period. The Executive further acknowledges that the Executive has been advised by the Company that the Executive has the right to revoke this Agreement for a period of seven (7) days after signing it and that this Agreement shall not become effective or enforceable until such seven
     (7)-day revocation period has expired (the "Effective Date"). The Executive acknowledges and agrees that if the Executive wishes to revoke this Agreement, the Executive must do so in writing, and that such revocation must be signed by the Executive and received by January 15, no later than 5:00 p.m., Eastern Standard Time, on the seventh (7th) day after the Executive has signed this Agreement. The Executive acknowledges and agrees that, in the event that the Executive revokes this Agreement, the Executive shall have no right to receive any benefits hereunder, including the benefits hereunder, except as required by law.

          (f) Company's Release of Claims.

               (i) For and in consideration of the Executive's promises herein, the Company (on its own behalf and, to the extent enforceable, on behalf of the other Company Released Parties) does hereby remise, release and forever the Executive and his agents, attorneys, heirs, successors and assigns (collectively, "Executive Released Parties") of and from any and all manner of actions and causes of action, suits, debts, liabilities, losses, damages, claims and demands whatsoever (which are otherwise subject to waiver) that it had, has or may have against the Executive Released Parties, whether sounding in contract, any form of tort or otherwise, whether at law or in equity, whether known or unknown, relating to the Executive's employment with the Company to the date of this Agreement except for any claims that may arise under this Agreement. Except to the extent that such waiver is precluded by law, the Company further promises and agrees that it will not file, initiate, or cause to be filed or initiated, any claim, suit, complaint, grievance, action, or cause of action based upon, arising out of, or relating to any claim, demand, or cause of action released herein, nor shall it participate, assist or cooperate in any claim, charge, suit, grievance, complaint, action or proceeding regarding the Executive's Released Parties, whether before a court or administrative agency or otherwise, unless required to do so by law.

               (ii) The Company acknowledges and agrees that, as a condition of this Agreement, the Company expressly waives all rights and claims against the Executive's Released Parties covered by Section 6(f)(i) above that it knows about or suspects as well as those it may not know about or suspect, including those afforded by applicable law, up to and including the date it signs this Agreement. For the purpose of implementing a full and complete release and discharge of the Executive's Released Parties with respect to the claims covered by
          Section 6(f)(i) above, the Company expressly acknowledges that the release above in this Agreement is intended to include and does include in its effect, without limitation, all claims which it does not know or suspect to exist in its favor against the Executive's Released Parties, and that this Agreement expressly contemplates the extinguishments of all such claims, including, but not limited to, any and all claims under any applicable federal, state or local law.

     7. Severability. The covenants in this Agreement are severable, and if any covenant or portion thereof is held to be invalid or unenforceable for any reason, such covenant or portion thereof shall be modified or adjusted by a court or other tribunal exercising its equitable powers to the extent necessary to cure such invalidity or unenforceability, and all other covenants and provisions shall remain valid and enforceable.

     8. Entire Agreement. This Agreement expresses the entire Agreement between the parties regarding Executive's separation from employment, and all other subjects relating hereto, and it supersedes all prior agreements, understandings, and negotiations involving the parties on such subjects, whether written or oral, consistent or inconsistent, or otherwise; provided, however, that the Indemnification Agreement shall remain in full force and effect. This Agreement may not be amended, modified, waived, terminated or clarified, except by a written agreement signed by both parties. No representation, promise, inducement or statement of intent relating to his employment made prior to or contemporaneously with this Agreement that has been made by the Company or Executive shall have any binding effect.

     9. Waiver. No waiver of any provision of this Agreement shall be deemed or shall constitute a waiver of any other provision of this Agreement, whether or not similar, nor shall any waiver constitute a continuing waiver unless otherwise expressly provided in a writing signed by the waiving party.

     10. Benefitted Parties. The covenants, promises, rights and obligations of Executive under this Agreement shall inure to the benefit of the Company and all other present or future parents, subsidiaries, successors and affiliates of the Company and all such entities shall be considered third party beneficiaries and may enforce any provision of this Agreement.

     11. Governing Law. This Agreement shall be governed by and interpreted in accordance with the domestic laws of the State of Delaware and each of the parties consents to the exclusive jurisdiction and venue of the courts of the State of Delaware in all disputes arising out of or relating to the terms of this Agreement.

     12. Remedies. In the event that either party breaches any of the covenants contained in this Agreement, the prevailing party shall be entitled to obtain injunctive and equitable relief, in any court of competent jurisdiction, enjoining any such breach.

     13. Sections. The Section headings contained in this Agreement are for convenience of reference only and shall not affect the meaning or interpretation of this Agreement.

     14.   Counterparts.   This  Agreement  may  be  executed  in  two  or  more
counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the 8th day of January, 2010.



                                        HERLEY INDUSTRIES, INC.



                                        By: /s/ John A. Thonet
                                           -------------------------


                                           /s/ David H. Lieberman
                                           -------------------------
                                              David H. Lieberman

                                       10